UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2023

MidCap Financial Investment Corporation

(Exact name of Registrant as specified in its charter)

Maryland	814-00646	52-2439556
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (212) 515-3450

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MFIC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

AFT Agreement and Plan of Merger

On November 7, 2023, MidCap Financial Investment Corporation (the “Company” or “MFIC”) entered into an Agreement and Plan of Merger (the “AFT Merger Agreement”) with Apollo Senior Floating Rate Fund Inc., a Maryland corporation (“AFT” and, together with the Company and AIF (as defined below), the “Funds” and each, a “Fund”), AFT Merger Sub, Inc., a Maryland corporation and a direct wholly-owned subsidiary of the Company (“AFT Merger Sub”), and, solely for the limited purposes set forth therein, Apollo Investment Management, L.P., a Delaware limited partnership and the Company’s investment adviser (the “Adviser”). The AFT Merger Agreement provides that, subject to the terms and conditions set forth in the AFT Merger Agreement, as of the applicable effective time (the “AFT Effective Time”), AFT Merger Sub will be merged with and into AFT, with AFT continuing as the surviving company and as a wholly-owned subsidiary of the Company (the “AFT First Merger”). Immediately after the effectiveness of the AFT First Merger, AFT will be merged with and into the Company, with the Company continuing as the surviving company (together with the AFT First Merger, the “AFT Mergers”). The boards of directors of both the Company (the “Company Board”) and AFT (the “AFT Board”), including all of the respective directors who are not “interested persons” of either Fund or its respective investment adviser as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Directors”), in each case, on the unanimous recommendation of a special committee comprised solely of certain Independent Directors of the Company or AFT, as applicable, have approved the AFT Merger Agreement and the transactions contemplated thereby. The parties to the AFT Merger Agreement intend the AFT Mergers to be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Merger Consideration

Subject to the terms and conditions of the AFT Merger Agreement, at the AFT Effective Time, each share of common stock, par value $0.001 per share, of AFT (the “AFT Common Stock”) issued and outstanding immediately prior to the AFT Effective Time (other than shares owned by the Company or any of its consolidated subsidiaries, including AFT Merger Sub (the “AFT Cancelled Shares”)) will be converted into the right to receive a number of shares of common stock, par value $0.001 per share, of the Company (the “Company Common Stock”) equal to the AFT Exchange Ratio (as defined below), plus any cash (without interest) in lieu of fractional shares. AFT has no preferred stock outstanding, and no preferred stock will be issued by the Company as a result of the AFT Mergers.

As of a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the AFT Effective Time (such date, the “AFT Determination Date”), each of the Company and AFT will deliver to the other a calculation of its net asset value as of such date (such calculation with respect to AFT, the “Closing AFT Net Asset Value” and such calculation with respect to the Company, the “Closing AFT Merger Company Net Asset Value”), in each case using the same set of assumptions, methodologies and adjustments as has been historically used in preparing such calculation. Based on such calculations, the parties will calculate: (1) the “AFT Per Share NAV,” which will be equal to (i) the Closing AFT Net Asset Value divided by (ii) the number of shares of AFT Common Stock issued and outstanding as of the AFT Determination Date (excluding any AFT Cancelled Shares) and (2) the “AFT Merger Company Per Share NAV,” which will be equal to (i) the Closing AFT Merger Company Net Asset Value divided by (ii) the number of shares of the Company’s Common Stock issued and outstanding as of the AFT Determination Date. The “AFT Exchange Ratio” will be equal to the quotient (rounded to four decimal places) of (i) the AFT Per Share NAV divided by (ii) the AFT Merger Company Per Share NAV.

The Company and AFT will update and redeliver the Closing AFT Merger Company Net Asset Value or the Closing AFT Net Asset Value, respectively, in the event that the closing of the AFT Mergers is subsequently materially delayed or there is a material change to such calculation between the AFT Determination Date and the closing of the AFT Mergers and as needed to ensure that the calculation is determined within 48 hours (excluding Sundays and holidays) prior to the AFT Effective Time.

Immediately following the AFT Effective Time, the Company will repay or prepay any amounts outstanding under AFT’s existing credit facility as of the AFT Effective Time, subject to the conditions set forth in the Company’s senior secured credit facility.

Promptly following closing of the AFT Mergers, the Adviser or its affiliates will pay to holders of shares of AFT Common Stock that are issued and outstanding immediately prior to the AFT Effective Time a special payment equal to $0.25 per share of AFT Common Stock, subject to deduction for any applicable withholding tax. The specific tax characteristics of the $0.25 per share special payment have not yet been determined. No assurances can be given regarding the tax treatment to stockholders of the receipt of this special payment.

The AFT Merger Agreement contains certain termination rights, including if the AFT Mergers are not completed on or before November 6, 2024, or if the requisite approvals of the Company’s and AFT’s stockholders are not obtained. The AFT Merger Agreement provides that, upon the termination of the AFT Merger Agreement under certain circumstances involving entry into a definitive transaction by AFT with a third party, such third party that enters into the definitive transaction with AFT may be required to pay the Company a termination fee of $7,029,482. The AFT Merger Agreement also provides that, upon the termination of the AFT Merger Agreement under certain circumstances involving entry into a definitive transaction by the Company with a third party, such third party that enters into the definitive agreement with the Company may be required to pay to AFT a termination fee of $29,905,339.

Within thirty days following the closing of the AIF Mergers (as defined below) or the termination of the AIF Merger Agreement (as defined below) pursuant to the terms thereof, as applicable, subject to the closing of the AFT Mergers and applicable law, the Company shall distribute to the holder of each share of Company Common Stock as of a record date to be determined by the Company Board an amount in cash equal to $0.20 per share of Company Common Stock held by such holder. The specific tax characteristics of the $0.20 per share special distribution have not yet been determined. No assurances can be given regarding the tax treatment to stockholders of the receipt of this special distribution.

Representations, Warranties and Covenants

The AFT Merger Agreement contains customary representations and warranties by each of the Company, AFT, AFT Merger Sub and the Adviser, subject to specified exceptions and qualifications. The AFT Merger Agreement also contains customary covenants, including, among others, covenants relating to the operation of each of the Company’s and AFT’s businesses during the period prior to the closing of the AFT Mergers, the preparation of a registration statement on Form N-14 (the “Registration Statement”), the holding of special meetings of the stockholders of the Company and AFT, and obtaining certain regulatory and third party consents, if any. The Company and AFT have agreed to convene and hold stockholder meetings for the purpose of obtaining the approvals required of the Company’s and AFT’s stockholders, respectively, and have agreed to recommend that the stockholders approve the applicable proposals.

The AFT Merger Agreement includes restrictions on the ability of the Company and AFT to solicit proposals for alternative transactions or engage in discussions regarding such proposals, subject to exceptions and termination provisions, which could have the effect of discouraging such proposals from being made or pursued. However, either the Company Board or the AFT Board may, subject to certain terms and conditions set forth in the AFT Merger Agreement (including the payment of the applicable termination fee described above), change its recommendation to its respective Fund’s stockholders, terminate the AFT Merger Agreement and enter into an agreement with respect to a superior proposal if the Company Board or AFT Board (including a majority of the Independent Directors thereto), as applicable, determines in its reasonable good faith judgment, after consultation with its outside legal counsel and, with respect to financial matters, its financial advisor, that the failure to take such action would be a breach of the standard of conduct applicable to the Company Board or AFT Board, as applicable (taking into account, among other factors, any changes to the AFT Merger Agreement proposed by the other Fund).

Conditions to the AFT Mergers

Consummation of the AFT Mergers, which are currently anticipated to occur in the first half of 2024, is subject to certain closing conditions, including effectiveness of the Registration Statement, requisite approvals of the Company’s and AFT’s stockholders, absence of a material adverse effect of AFT and the Company, and certain other closing conditions set forth in the AFT Merger Agreement. Neither the closing of the AFT Mergers nor the closing of the AIF Mergers is contingent on the closing of each other.

General

The foregoing summary description of the AFT Merger Agreement and the transactions contemplated thereby is subject to and qualified in its entirety by reference to the AFT Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference.

The AFT Merger Agreement has been filed as Exhibit 2.1 to this Current Report on Form 8-K in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other information about the parties thereto or their respective subsidiaries and affiliates. The AFT Merger Agreement contains representations, warranties, covenants and agreements that were made only for purposes of the AFT Merger Agreement and as of specific dates; were solely for the benefit of the parties to the AFT Merger Agreement (except as may be expressly set forth in the AFT Merger Agreement); may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the AFT Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and security holders should not rely on such representations, warranties, covenants or agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any of the parties to the AFT Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, covenants and agreements may change after the date of the AFT Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the parties to the AFT Merger Agreement.

AIF Agreement and Plan of Merger

On November 7, 2023, the Company entered into an Agreement and Plan of Merger (the “AIF Merger Agreement” and, together with the AFT Merger Agreement, the “Merger Agreements”) with Apollo Tactical Income Fund Inc., a Maryland corporation (“AIF”), AIF Merger Sub, Inc., a Maryland corporation and a direct wholly-owned subsidiary of the Company (“AIT Merger Sub”), and, solely for the limited purposes set forth therein, the “Adviser. The AIF Merger Agreement provides that, subject to the terms and conditions set forth in the AIF Merger Agreement, as of the applicable effective time (the “AIF Effective Time”), AIF Merger Sub will be merged with and into AIF, with AIF continuing as the surviving company and as a wholly-owned subsidiary of the Company (the “AIF First Merger”). Immediately after the effectiveness of the AIF First Merger, AIF will be merged with and into the Company, with the Company continuing as the surviving company (together with the AIF First Merger, the “AIF Mergers” and, together with the AFT Mergers, the “Mergers”). The boards of directors of both the Company and AIF (the “AIF Board”), including all of the respective directors who are not “interested persons” of either Fund or its respective investment adviser as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Directors”), in each case, on the unanimous recommendation of a special committee comprised solely of certain Independent Directors of the Company or AIF, as applicable, have approved the AIF Merger Agreement and the transactions contemplated thereby. The parties to the AIF Merger Agreement intend the AIF Mergers to be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Merger Consideration

Subject to the terms and conditions of the AIF Merger Agreement, at the AIF Effective Time, each share of common stock, par value $0.001 per share, of AIF (the “AIF Common Stock”) issued and outstanding immediately prior to the AIF Effective Time (other than shares owned by the Company or any of its consolidated subsidiaries, including AIF Merger Sub (the “AIF Cancelled Shares”)) will be converted into the right to receive a number of shares of the Company Common Stock equal to the AIF Exchange Ratio (as defined below), plus any cash (without interest) in lieu of fractional shares. AIF has no preferred stock outstanding, and no preferred stock will be issued by the Company as a result of the AIF Mergers.

As of a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the AIF Effective Time (such date, the “AIF Determination Date”), each of the Company and AIF will deliver to the other a calculation of its net asset value as of such date (such calculation with respect to AIF, the “Closing AIF Net Asset Value” and such calculation with respect to the Company, the “Closing AIF Merger Company Net Asset Value”), in each case using the same set of assumptions, methodologies and adjustments as has been historically used in preparing such calculation. Based on such calculations, the parties will calculate: (1) the “AIF Per Share NAV,”

which will be equal to (i) the Closing AIF Net Asset Value divided by (ii) the number of shares of AIF Common Stock issued and outstanding as of the AIF Determination Date (excluding any AIF Cancelled Shares) and (2) the “AIF Merger Company Per Share NAV,” which will be equal to (i) the Closing AIF Merger Company Net Asset Value divided by (ii) the number of shares of Company Common Stock issued and outstanding as of the AIF Determination Date. The “AIF Exchange Ratio” will be equal to the quotient (rounded to four decimal places) of (i) the AIF Per Share NAV divided by (ii) the AIF Merger Company Per Share NAV.

The Company and AIF will update and redeliver the Closing AIF Merger Company Net Asset Value or the Closing AIF Net Asset Value, respectively, in the event that the closing of the AIF Mergers is subsequently materially delayed or there is a material change to such calculation between the AIF Determination Date and the closing of the AIF Mergers and as needed to ensure that the calculation is determined within 48 hours (excluding Sundays and holidays) prior to the AIF Effective Time.

Immediately following the AIF Effective Time, the Company will repay or prepay any amounts outstanding under AIF’s existing credit facility as of the AIF Effective Time, subject to the conditions set forth in the Company’s senior secured credit facility.

Promptly following closing of the AIF Mergers, the Adviser or its affiliates will pay to holders of shares of AIF Common Stock that are issued and outstanding immediately prior to the AIF Effective Time a special payment equal to $0.25 per share of AIF Common Stock, subject to deduction for any applicable withholding tax. The specific tax characteristics of the $0.25 per share special payment have not yet been determined. No assurances can be given regarding the tax treatment to stockholders of the receipt of this special payment.

The AIF Merger Agreement contains certain termination rights, including if the AIF Mergers are not completed on or before November 6, 2024, or if the requisite approvals of the Company’s and AIF’s stockholders are not obtained. The AIF Merger Agreement provides that, upon the termination of the AIF Merger Agreement under certain circumstances involving entry into a definitive transaction by AIF with a third party, such third party that enters into the definitive transaction with AIF may be required to pay the Company a termination fee of $6,348,267. The AIF Merger Agreement also provides that, upon the termination of the AIF Merger Agreement under certain circumstances involving entry into a definitive transaction by the Company with a third party, such third party that enters into the definitive agreement with the Company may be required to pay to AIF a termination fee of $29,905,339.

Within thirty days following the closing of the AFT Mergers or the termination of the AFT Merger Agreement pursuant to the terms thereof, as applicable, subject to the closing of the AIF Mergers and applicable law, the Company shall distribute to the holder of each share of Company Common Stock as of a record date to be determined by the Company Board an amount in cash equal to $0.20 per share of Company Common Stock held by such holder. The specific tax characteristics of the $0.20 per share special distribution have not yet been determined. No assurances can be given regarding the tax treatment to stockholders of the receipt of this special distribution.

Representations, Warranties and Covenants

The AIF Merger Agreement contains customary representations and warranties by each of the Company, AIF, AIF Merger Sub and the Adviser, subject to specified exceptions and qualifications. The AIF Merger Agreement also contains customary covenants, including, among others, covenants relating to the operation of each of the Company’s and AIF’s businesses during the period prior to the closing of the AIF Mergers, the preparation of the Registration Statement, the holding of special meetings of the stockholders of the Company and AIF, and obtaining certain regulatory and third party consents, if any. The Company and AIF have agreed to convene and hold stockholder meetings for the purpose of obtaining the approvals required of the Company’s and AIF’s stockholders, respectively, and have agreed to recommend that the stockholders approve the applicable proposals.

The AIF Merger Agreement includes restrictions on the ability of the Company and AIF to solicit proposals for alternative transactions or engage in discussions regarding such proposals, subject to exceptions and termination provisions, which could have the effect of discouraging such proposals from being made or pursued. However, either the Company Board or AIF Board may, subject to certain terms and conditions set forth in the AIF Merger Agreement (including the payment of the applicable termination fee described above), change its recommendation to its respective Fund’s stockholders, terminate the AIF Merger Agreement and enter into an agreement with respect to a superior proposal if the Company Board or AIF Board (including a majority of the Independent Directors thereto), as applicable, determines in its reasonable good faith judgment, after consultation with its outside legal counsel and, with respect to financial matters, its financial advisor, that the failure to take such action would be a breach of the standard of conduct applicable to the Company Board or AIF Board, as applicable (taking into account, among other factors, any changes to the AIF Merger Agreement proposed by the other Fund).

Conditions to the AIF Mergers

Consummation of the AIF Mergers, which are currently anticipated to occur in the first half of 2024, is subject to certain closing conditions, including effectiveness of the Registration Statement, requisite approvals of the Company’s and AIF’s stockholders, absence of a material adverse effect of AIF and the Company, and certain other closing conditions set forth in the AIF Merger Agreement. Neither the closing of the AIF Mergers nor the closing of the AIF Mergers is contingent on the closing of each other.

General

The foregoing summary description of the AIF Merger Agreement and the transactions contemplated thereby is subject to and qualified in its entirety by reference to the AIF Merger Agreement, a copy of which is filed as Exhibit 2.2 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference.

The AIF Merger Agreement has been filed as Exhibit 2.2 to this Current Report on Form 8-K in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other information about the parties thereto or their respective subsidiaries and affiliates. The AIF Merger Agreement contains representations, warranties, covenants and agreements that were made only for purposes of the AIF Merger Agreement and as of specific dates; were solely for the benefit of the parties to the AIF Merger Agreement (except as may be expressly set forth in the AIF Merger Agreement); may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the AIF Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and security holders should not rely on such representations, warranties, covenants or agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any of the parties to the AIF Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, covenants and agreements may change after the date of the AIF Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the parties to the AIF Merger Agreement.

Item 2.02.	Results of Operations and Financial Condition.

On November 7, 2023, the Company issued a press release announcing its financial results for the quarter ended September 30, 2023. A copy of the press release is furnished herewith as Exhibit 99.1.

The information disclosed under this Item 2.01, including Exhibit 99.1 hereto, is being “furnished” and is not deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor is it deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.

On November 7, 2023, the Company, AFT and AIF issued a joint press release announcing entry into the Merger Agreements. A copy of the press release is furnished herewith as Exhibit 99.2.

The information disclosed under this Item 7.01, including Exhibit 99.2 hereto, is being “furnished” and is not deemed “filed” by the Company for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor is it deemed incorporated by reference into any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Some of the statements in this document constitute forward-looking statements because they relate to future events, future performance or financial condition. The forward-looking statements may include statements as to: future operating results of MFIC, AIF, and AFT, and distribution projections; business prospects of MFIC, AIF, and AFT, and the prospects of their portfolio companies, if applicable; and the impact of the investments that MFIC, AIF, and AFT expect to make. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this document involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the ability of the parties to consummate one or both of the Mergers contemplated by the Agreement and Plan of Merger among MFIC, AIF and certain other parties thereto and the Agreement and Plan of Merger among MFIC, AFT and certain other parties thereto on the expected timeline, or at all; (ii) the expected synergies and savings associated with one or both of the Mergers; (iii) the ability to realize the anticipated benefits of one or both of the Mergers, including the expected elimination of certain expenses and costs due to one or both of the Mergers; (iv) the percentage of the stockholders of MFIC, AIF, and AFT voting in favor of the applicable Proposals (as defined below); (v) the possibility that competing offers or acquisition proposals will be made; (vi) the possibility that any or all of the various conditions to the consummation of one or both of the Mergers may not be satisfied or waived; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the combined company’s plans, expectations, objectives and intentions, as a result of one or both of the Mergers; (ix) any potential termination of one or both merger agreements; (x) the future operating results and net investment income projections of MFIC, AIF, AFT or, following the closing of one or both of the Mergers, the combined company; (xi) the ability of Adviser to implement its future plans with respect to the combined company; (xii) the ability of the Adviser and its affiliates to attract and retain highly talented professionals; (xiii) the business prospects of MFIC, AIF, AFT or, following the closing of one or both of the Mergers, the combined company and the prospects of their portfolio companies; (xiv) the impact of the investments that MFIC, AIF, AFT or, following the closing of one or both of the Mergers, the combined company expect to make; (xv) the ability of the portfolio companies of MFIC, AIF, AFT or, following the closing of one or both of the Mergers, the combined company to achieve their objectives; (xvi) the expected financings and investments and additional leverage that MFIC, AIF, AFT or, following the closing of one or both of the Mergers, the combined company may seek to incur in the future; (xvii) the adequacy of the cash resources and working capital of MFIC, AIF, AFT or, following the closing of one or both of the Mergers, the combined company; (xviii) the timing of cash flows, if any, from the operations of the portfolio companies of MFIC, AIF, AFT or, following the closing of one or both of the Mergers, the combined company; (xix) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); and (xx) the risk that stockholder litigation in connection with one or both of the Mergers may result in significant costs of defense and liability. MFIC, AIF, and AFT have based the forward-looking statements included in this document on information available to them on the date hereof, and they assume no obligation to update any such forward-looking statements. Although MFIC, AIF, and AFT undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that MFIC, AIF, and/or AFT in the future may file with the Securities and Exchange Commission (“SEC”), including the Joint Proxy Statement and the Registration Statement (in each case, as defined below), annual reports on Form 10-K, annual reports on Form N-CSR, quarterly reports on Form 10-Q, semi-annual reports on Form N-CSRS and current reports on Form 8-K.

Additional Information and Where to Find It

This document relates to the proposed Mergers and certain related matters (the “Proposals”). In connection with the Proposals, MFIC, AIF, and AFT will file with the SEC and mail to their respective stockholders a joint proxy statement on Schedule 14A (the “Joint Proxy Statement”), and MFIC will file with the SEC a registration statement that includes the Joint Proxy Statement and a prospectus of MFIC (the “Registration Statement”). The Joint Proxy Statement and the Registration Statement will each contain important information about MFIC, AIF, AFT and the Proposals. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. STOCKHOLDERS OF MFIC, AIF, AND AFT ARE URGED TO READ THE JOINT PROXY STATEMENT AND REGISTRATION

STATEMENT, AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MFIC, AIF, AND AFT AND THE PROPOSALS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s website, http://www.sec.gov or, for documents filed by MFIC, from MFIC’s website at https://www.midcapfinancialic.com, and, for documents filed by AIF, from AIF’s website at https://www.apollofunds.com/apollo-tactical-income-fund, and, for documents filed by AFT, from AFT’s website at https://www.apollofunds.com/apollo-senior-floating-rate-fund.

Participants in the Solicitation

MFIC, its directors, certain of its executive officers and certain employees and officers of the Adviser and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the Proposals. Information about the directors and executive officers of MFIC is set forth in its proxy statement for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on May 1, 2023. AIF, AFT, their directors, certain of their executive officers and certain employees and officers of Apollo Credit Management, LLC and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the Proposals. Information about the directors and executive officers of AFT and AIF is set forth in the proxy statement for their 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2023. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the MFIC, AIF, and AFT stockholders in connection with the Proposals is contained in the Joint Proxy Statement. These documents may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This document is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and the communication of this document is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in MFIC, AIF, AFT or in any fund or other investment vehicle managed by Apollo or any of its affiliates.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit

2.1	Agreement and Plan of Merger, dated as of November 6, 2023, among MidCap Financial Investment Corporation, Apollo Senior Floating Rate Fund Inc., AFT Merger Sub, Inc. and Apollo Investment Management, L.P. (for the limited purposes set forth therein).

2.2	Agreement and Plan of Merger, dated as of November 6, 2023, among MidCap Financial Investment Corporation, Apollo Tactical Income Fund Inc., AIF Merger Sub, Inc. and Apollo Investment Management, L.P. (for the limited purposes set forth therein).

99.1	Press Release of MidCap Financial Investment Corporation, dated November 7, 2023.

99.2	Joint Press Release of MidCap Financial Investment Corporation, Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc., dated November 7, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDCAP FINANCIAL INVESTMENT CORPORATION

By:	/s/ Kristin M. Hester
Name:	Kristin M. Hester
Title:	Chief Legal Officer and Secretary

Date: November 7, 2023